This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: March 11, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-3

$[505,264,000] (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings [S&P/Moody’s]
A	$505,264,000	2.49/3.12	1-61/1-355	Net WAC(3)	Senior	AAA/Aaa
R	$100	N/A	N/A	Variable	Senior/Residual	[AAA/Aaa]
B-1	$11,204,000	Not Offered Herein			Subordinate	[AA/Aa2]
B-2	$6,402,000				Subordinate	[A/A2]
B-3	$3,734,000				Subordinate	[BBB/Baa2]
B-4	$2,134,000	Privately Offered Certificates			Subordinate	[BB/Ba2]
B-5	$2,134,000				Subordinate	[B/B2]
B-6	$2,670,156				Subordinate	NR
Total:	$533,542,156

(1)

Distributions on the Senior Certificates (as described herein) and the Subordinate Certificates (as described herein) will be derived from adjustable rate mortgage loans, the Mortgage Loans (as described herein).   Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows for the Class A Certificates are shown to the earlier of (i) the Clean-Up Call Date or (ii) the Weighted Average Roll Date and maturity (as described herein).

(3)

The Certificates will have a coupon equal to the Net WAC Rate of the Mortgage Loans.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Servicer:

[Wells Fargo Bank Home Mortgage, Inc]

Custodian/

Trustee:

[Deutsche Bank National Trust Company.]

Originator:

Wells Fargo Home Mortgage, Inc.

Rating Agencies:

S&P and Moody’s will rate the Class A Certificates.  It is expected that the Class A Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

April 1, 2004.

Statistical Cut-off Date:

March 1, 2004.

Expected Pricing Date:

March 11, 2004.

Closing Date:

On or about April 30, 2004.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2004.

Certificates:

The “Senior Certificates” will consist of the Class A and Class A-R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The Class A Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The Class A Certificates will settle with [29] days of accrued interest.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for a purchase of the Mortgage Loans resulting in a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to [10]% or less of aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Weighted Average

Roll Date:

For structuring the Weighted Average Roll Date is assumed to be the Distribution Date in May 2009.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Statistical

Mortgage Loans:

The trust will consist of conforming, adjustable rate loans secured by first liens on one- to four-family residential properties with an aggregate principal balance as of the Statistical Cut-off Date of approximately $533,542,256, (the “Statistical Mortgage Loans”).  As of the Statistical Cut-off Date, approximately 83.79% and 16.19% of the Mortgage Loans are adjustable one-year CMT and one-year LIBOR indexed mortgage loans, respectively.  With respect to 98.80% of the Mortgage Loans the initial rate adjustment will occur approximately 3, 5, 7 or 10 years after the date of origination.  All of the Mortgage Loans have original terms to maturity of approximately 20, 25 or 30 years.

The Mortgage Loans on the Closing Date are expected to be statistically similar to the Statistical Mortgage Loans.  As a result of scheduled and unscheduled principal payments the aggregate balance of the Mortgage Loans is subject to an increase or decrease of up to 10%.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.  The sum of the servicing fee and trust expense fee is equal to approximately [0.3805%].

 Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially [5.30]%).

Shifting Interest:

Until the first Distribution Date occurring after April 2009, the Subordinate Certificates will be locked out from receipt of all unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

May 2004 – April 2009

 0% Pro Rata Share

May 2009 – April 2010

30%  Pro Rata Share

May 2010 – April 2011

40%  Pro Rata Share

May 2011 – April 2012

60%  Pro Rata Share

May 2012 – April 2013

80%  Pro Rata Share

May 2013 and after

100%  Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the applicable current senior percentage (equal to the aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (equal to the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior Certificates  until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the Subordinate Certificates on a pro rata basis.

Certificates Priority of

Distributions:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued interest.

2)

Class A-R Certificates, principal allocable to such class.

3)

Class A Certificates, principal allocable to such class until the principal balance thereof has been reduced to zero.

4)

Class B-1 Certificates, accrued interest.

5)

Class B-1 Certificates, principal allocable to such class until the principal balance thereof has been reduced to zero.

6)

Class B-2 Certificates, accrued interest.

7)

Class B-2 Certificates, principal allocable to such class until the principal balance thereof has been reduced to zero.

8)

Class B-3 Certificates, accrued interest.

9)

Class B-3 Certificates, principal allocable to such class until the principal balance thereof has been reduced to zero.

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

11)

Class A-R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

HarborView 2004-3

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

Total Current Balance:	$533,542,256
Total Loan Amount:	$537,782,890
Number Of Loans:	3,037

			Minimum		Maximum
Average Current Balance:	$175,681		$29,071		$615,056
Average Original Loan Amount:	$177,077		$35,249		$619,650

Weighted Average Gross Coupon:	4.763%		1.500%		6.875%
Weighted Average Gross Margin:	2.669%		2.250%		2.750%
Weighted Average Maximum Rate:	9.876%		7.500%		12.375%

Weighted Average Original LTV:	78.83%		15.28%		95.00%
Weighted Average Combined LTV:	89.24%		15.28%		100.00%

Non Zero Weighted Average Credit Score:	701		484		838

Weighted Average Original Term:	360	months	240	months	360	months
Weighted Average Stated Remaining Term:	355	months	232	months	358	months
Weighted Average Seasoning:	5	months	2	months	20	months

Weighted Average Months To Roll:	62	months	2	months	118	months
Weighted Average Rate Adj Freq:	12	months	6	months	12	months
Weighted Average First Rate Adj:	66	months	6	months	120	months

Top State Concentrations ($):	19.54 % California, 6.37 % Minnesota, 5.45 % Washington
Maximum Zip Code Concentration ($):	0.32% 95758

Note Date:			Jan 02, 2000		Dec 30, 2003
First Pay Date:			Aug 01, 2002		Feb 01, 2004
Mature Date:			Jul 01, 2023		Jan 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LOAN AMOUNT ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
35,249 - 50,000	10	$443,604.89	0.08%
50,001 - 100,000	399	32,846,120.99	6.16
100,001 - 150,000	874	109,242,335.03	20.47
150,001 - 200,000	722	124,271,596.63	23.29
200,001 - 250,000	468	103,697,489.76	19.44
250,001 - 300,000	379	103,394,607.98	19.38
300,001 - 350,000	170	53,397,181.23	10.01
350,001 - 400,000	6	2,206,184.01	0.41
400,001 - 450,000	5	2,059,264.52	0.39
450,001 - 500,000	3	1,368,814.44	0.26
600,001 - 619,650	1	615,056.09	0.12
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
5/1 CMT ARM	1,551	$261,989,854.24	49.10%
7/1 CMT ARM	499	84,691,823.93	15.87
10/1 CMT ARM	254	49,163,902.68	9.21
3/1 CMT ARM	247	44,915,375.78	8.42
3/1 LIBOR ARM	42	8,289,038.50	1.55
5/1 LIBOR ARM	409	78,081,294.34	14.63
1 YR CMT	34	6,296,129.52	1.18
6 MO LIBOR ARM	1	114,836.58	0.02
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
29,071 - 50,000	11	$472,675.94	0.09%
50,001 - 100,000	403	33,314,688.79	6.24
100,001 - 150,000	882	110,686,581.40	20.75
150,001 - 200,000	725	125,514,579.88	23.52
200,001 - 250,000	470	104,995,540.22	19.68
250,001 - 300,000	369	101,304,393.69	18.99
300,001 - 350,000	163	51,353,043.28	9.62
350,001 - 400,000	6	2,251,356.70	0.42
400,001 - 450,000	5	2,113,972.94	0.40
450,001 - 500,000	2	920,366.64	0.17
600,001 - 615,056	1	615,056.09	0.12
Total	3,037	$533,542,255.57	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.500 - 2.000	1	$125,796.55	0.02%
2.001 - 2.500	1	91,958.56	0.02
2.501 - 3.000	15	2,990,265.00	0.56
3.001 - 3.500	74	13,916,463.11	2.61
3.501 - 4.000	323	61,487,770.66	11.52
4.001 - 4.500	548	98,200,296.37	18.41
4.501 - 5.000	1,047	186,019,942.24	34.87
5.001 - 5.500	780	130,497,011.48	24.46
5.501 - 6.000	230	36,874,953.83	6.91
6.001 - 6.500	16	2,917,549.02	0.55
6.501 - 6.875	2	420,248.75	0.08
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
2.250 - 2.500	452	$86,541,108.19	16.22%
2.501 - 2.750	2,585	447,001,147.38	83.78
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
7.500 - 7.500	1	$125,796.55	0.02%
7.501 - 8.000	12	2,599,872.98	0.49
8.001 - 8.500	57	10,679,275.23	2.00
8.501 - 9.000	277	51,393,739.81	9.63
9.001 - 9.500	454	81,247,162.78	15.23
9.501 - 10.000	981	175,307,531.80	32.86
10.001 - 10.500	880	148,596,030.45	27.85
10.501 - 11.000	329	55,860,015.58	10.47
11.001 - 11.500	30	5,328,758.93	1.00
11.501 - 12.000	14	1,991,520.62	0.37
12.001 - 12.375	2	412,550.84	0.08
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.000	1	$114,836.58	0.02%
2.000	323	59,500,543.80	11.15
5.000	2,713	473,926,875.19	88.83
Total	3,037	$533,542,255.57	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
1.000	1	$114,836.58	0.02%
2.000	3,036	533,427,418.99	99.98
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
240	4	$685,518.14	0.13%
300	1	173,985.44	0.03
360	3,032	532,682,751.99	99.84
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
15.28 - 20.00	4	$564,040.23	0.11%
20.01 - 30.00	3	243,252.75	0.05
30.01 - 40.00	15	2,974,840.14	0.56
40.01 - 50.00	27	4,229,460.11	0.79
50.01 - 60.00	35	7,593,469.51	1.42
60.01 - 70.00	159	30,765,270.94	5.77
70.01 - 80.00	2,464	429,486,198.53	80.50
80.01 - 90.00	170	28,148,506.22	5.28
90.01 - 95.00	160	29,537,217.14	5.54
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED LTV (%):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
15.28 - 20.00	4	$564,040.23	0.11%
20.01 - 30.00	3	243,252.75	0.05
30.01 - 40.00	11	2,097,369.12	0.39
40.01 - 50.00	24	3,731,480.56	0.70
50.01 - 60.00	28	5,713,404.88	1.07
60.01 - 70.00	113	21,576,741.28	4.04
70.01 - 80.00	637	122,268,003.33	22.92
80.01 - 90.00	343	62,487,268.70	11.71
90.01 - 100.00	1,874	314,860,694.72	59.01
Total	3,037	$533,542,255.57	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Unavailable	7	$1,459,084.35	0.27%
471 - 490	1	249,022.95	0.05
491 - 510	1	159,305.84	0.03
511 - 530	9	1,218,975.95	0.23
531 - 550	3	307,835.27	0.06
551 - 570	11	1,711,672.51	0.32
571 - 590	35	6,014,992.21	1.13
591 - 610	59	10,032,675.28	1.88
611 - 630	114	20,287,708.43	3.80
631 - 650	166	31,707,574.45	5.94
651 - 670	297	55,901,862.10	10.48
671 - 690	438	78,945,657.68	14.80
691 - 710	559	97,088,759.03	18.20
711 - 730	480	81,133,840.77	15.21
731 - 750	421	71,478,987.04	13.40
751 - 770	273	45,835,920.30	8.59
771 - 790	122	22,979,312.20	4.31
791 - 800	22	3,881,508.15	0.73
801 - 838	19	3,147,561.06	0.59
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOC TYPE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Full Documentation	2,029	$356,527,538.06	66.82%
No Documentation	356	64,277,996.82	12.05
Stated Documentation	362	63,279,008.53	11.86
Reduced Documentation	290	49,457,712.16	9.27
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Primary	2,875	$507,260,069.60	95.07%
Investor	106	16,169,127.41	3.03
Second Home	56	10,113,058.56	1.90
Total	3,037	$533,542,255.57	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Single Family Detached	2,174	$382,330,006.20	71.66%
Condo Low-Rise	585	98,803,722.86	18.52
PUD	142	24,566,836.83	4.60
Condo High-Rise	75	13,677,998.74	2.56
Two-Four Family	44	11,818,727.36	2.22
Manufactured Housing	16	2,067,570.61	0.39
Cooperative	1	277,392.97	0.05
Total	3,037	$533,542,255.57	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Purchase	2,045	$357,507,664.77	67.01%
Rate/Term Refinance	667	115,655,743.67	21.68
Cash Out Refinance	325	60,378,847.13	11.32
Total	3,037	$533,542,255.57	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Alabama	22	$2,518,387.60	0.47%
Alaska	15	2,240,500.36	0.42
Arizona	120	18,239,439.41	3.42
Arkansas	9	1,363,749.86	0.26
California	455	104,278,619.08	19.54
Colorado	141	25,173,328.40	4.72
Connecticut	16	2,856,630.22	0.54
Delaware	15	2,363,729.81	0.44
District of Columbia	8	1,669,006.69	0.31
Florida	154	25,597,611.90	4.80
Georgia	156	24,348,176.45	4.56
Hawaii	9	2,721,065.18	0.51
Idaho	22	3,028,766.50	0.57
Illinois	146	26,683,608.80	5.00
Indiana	32	4,899,635.76	0.92
Iowa	61	7,448,769.94	1.40
Kansas	41	4,843,965.31	0.91
Kentucky	34	4,516,335.41	0.85
Louisiana	11	1,761,232.65	0.33
Maine	2	337,804.68	0.06
Maryland	85	15,537,769.70	2.91
Massachusetts	50	11,219,213.20	2.10
Michigan	72	10,907,688.45	2.04
Minnesota	201	33,984,761.73	6.37
Mississippi	6	805,642.59	0.15
Missouri	68	9,001,091.97	1.69
Montana	14	1,893,511.45	0.35
Nebraska	19	2,670,564.60	0.50
Nevada	52	8,380,450.17	1.57
New Hampshire	12	2,320,979.34	0.44
New Jersey	47	10,583,196.44	1.98
New Mexico	15	2,375,536.39	0.45
New York	37	7,813,107.02	1.46
North Carolina	95	13,921,485.16	2.61
North Dakota	5	642,823.25	0.12
Ohio	87	12,382,190.37	2.32
Oklahoma	10	1,569,033.78	0.29

(Continued on next page)

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any..

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE (Continued):	Mortgage Loans	the Stat Cutoff Date	the Stat Cutoff Date
Oregon	79	12,762,324.29	2.39
Pennsylvania	47	8,395,928.54	1.57
Rhode Island	8	1,291,937.61	0.24
South Carolina	38	5,216,680.71	0.98
South Dakota	13	1,571,943.70	0.29
Tennessee	34	5,291,627.44	0.99
Texas	94	15,722,734.28	2.95
Utah	38	5,835,464.31	1.09
Vermont	1	228,009.41	0.04
Virginia	134	26,363,980.97	4.94
Washington	150	29,063,514.85	5.45
West Virginia	11	1,601,498.24	0.30
Wisconsin	36	5,668,646.17	1.06
Wyoming	10	1,628,555.43	0.31
Total	3,037	$533,542,255.57	100.00%